UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 27, 2004

GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of April 1, 2004 providing for the issuance of GSAA Trust 2004-CW1, Mortgage Pass-Through Certificates Series 2004-CW1)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-29              13-6357101
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This  current  report  on Form  8-K  relates  to the  monthly  distribution reported to the holders of GSAA Trust 2004-CW1, Mortgage Pass-Through Certificates Series 2004-CW1 pursuant to the terms of the Trust Agreement, dated as of April 1, 2004 among GS Mortgage Securities Corp., as Depositor, and JPMorgan Chase Bank, as Trustee.

   On September 27, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on September 27, 2004 is filed as
               Exhibit 99.1 hereto.

GSAA Trust 2004-CW1
Mortgage Pass-Through Certificates Series 2004-CW1
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein


Date: September 30, 2004        By: /s/  Mary Fonti
                          --------------------------------------------
                          Mary Fonti
                          Vice President

                               EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         September 27, 2004

Exhibit 99.1
Monthly Certificateholder Statement on September 27, 2004


                              GSAA Trust 2004-CW1
                         Statement To Certificateholders
                                  September 27, 2004

----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal          Interest       Total        Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
IA_1     16,718,000.00    16,200,252.45       25,508.23        74,251.16        99,759.39     0.00       0.00        16,174,744.22
IIA_1   100,000,000.00    79,571,513.50    3,657,356.18       397,857.57     4,055,213.75     0.00       0.00        75,914,157.32
IIA_2   102,068,000.00    78,152,779.42    4,281,593.73       390,763.90     4,672,357.63     0.00       0.00        73,871,185.69
IIA_3    15,000,000.00    15,000,000.00            0.00        75,000.00        75,000.00     0.00       0.00        15,000,000.00
A_P         190,424.00       189,533.49          226.74             0.00           226.74     0.00       0.00           189,306.75
B1        8,629,000.00     8,597,265.65        8,118.31        42,727.64        50,845.95     0.00       0.00         8,589,147.34
B2        2,626,000.00     2,616,342.52        2,470.58        13,002.99        15,473.57     0.00       0.00         2,613,871.94
B3        1,751,000.00     1,744,560.45        1,647.37         8,670.31        10,317.68     0.00       0.00         1,742,913.08
B4        1,376,000.00     1,370,939.57        1,294.56         6,813.45         8,108.01     0.00       0.00         1,369,645.01
B5          875,000.00       871,782.07          823.21         4,332.68         5,155.89     0.00       0.00           870,958.86
B6          875,953.00       872,731.56          824.11         4,337.40         5,161.51     0.00       0.00           871,907.45
R                 0.00             0.00            0.00             0.00             0.00     0.00       0.00                 0.00
TOTALS  250,109,377.00   205,187,700.68    7,979,863.02     1,017,757.10     8,997,620.12     0.00       0.00       197,207,837.66
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Notional                                                       Realized      Deferred     Notional
Class          Value       Balance          Principal          Interest       Total        Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
A_X      23,934,320.00   17,722,134.39         0.00          95,994.89     95,994.89        0.00           0.00      16,994,928.37
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Current
                         Beginning                                                      Ending             Class   Pass-thru
Class     CUSIP         Principal          Principal       Interest       Total        Principal                   Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
IA_1    36228FT48       969.03053296      1.52579435     4.44139012     5.96718447     967.50473861        IA_1       5.500000 %
IIA_1   36228FT55        795.71513500     36.57356180     3.97857570    40.55213750     759.14157320       IIA_1      6.000000 %
IIA_2   36228FT63       765.69325763     41.94844349     3.82846632    45.77690981     723.74481414        IIA_2      6.000000 %
IIA_3   36228FV45     1,000.00000000      0.00000000     5.00000000     5.00000000   1,000.00000000        IIA_3      6.000000 %
A_P     36228FT71       995.32354115      1.19071125     0.00000000     1.19071125     994.13282990        A_P        0.000000 %
B1      36228FT97       996.32236064      0.94081701     4.95163287     5.89244988     995.38154363        B1         5.963892 %
B2      36228FU20       996.32236101      0.94081493     4.95163366     5.89244859     995.38154608        B2         5.963892 %
B3      36228FU38       996.32235865      0.94081668     4.95163335     5.89245003     995.38154198        B3         5.963892 %
B4      36228FV52       996.32236192      0.94081395     4.95163517     5.89244913     995.38154797        B4         5.963892 %
B5      36228FV60       996.32236571      0.94081143     4.95163429     5.89244571     995.38155429        B5         5.963892 %
B6      36228FV78       996.32235976      0.94081532     4.95163553     5.89245085     995.38154444        B6         5.963892 %
TOTALS                  820.39187471     31.90549317     4.06924807    35.97474124     788.48638154
---------------------------------------------------------------------------------------------------    ---------------------------
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                   Current
                         Beginning                                                      Ending             Class   Pass-thru
Class     CUSIP          Notional         Principal       Interest       Total         Notional                   Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
A_X      36228FT89     740.44862733      0.00000000      4.01076321     4.01076321    710.06522726         A_X      6.500000 %
----------------------------------------------------------------------------------------------------------------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

Sec. 4.01(ii)   Aggregate Schedule Principal Balance of Each Group of Mortgage Loans
                                        Group 1 Mortgage Loans                                                     17,523,540.80
                                        Group 2 Mortgage Loans                                                    179,684,296.96

Sec. 4.01(iii)  Available Distribution                                                                              9,093,615.04
                                        Aggregate Principal Distribution Amount                                     7,979,863.03
                                        Principal Prepayment Amount                                                 7,785,635.52

Sec. 4.01(v)    Unscheduled Principal By Group
                                        Group 1                                                                         7,706.66
                                        Group 2                                                                     7,777,928.86


Sec. 4.01(f)    Interest Payment
                               Class IA-1
                                                     Accrued and Paid for Current Month                               74,251.16
                                                     Accrued and Paid from Prior Months                                    0.00
                               Class IIA-1
                                                     Accrued and Paid for Current Month                              397,857.57
                                                     Accrued and Paid from Prior Months                                    0.00
                               Class IIA-2
                                                     Accrued and Paid for Current Month                              390,763.90
                                                     Accrued and Paid from Prior Months                                    0.00
                               Class IIA-3
                                                     Accrued and Paid for Current Month                               75,000.00
                                                     Accrued and Paid from Prior Months                                    0.00
                               Class A-X
                                                     Accrued and Paid for Current Month                               95,994.89
                                                     Accrued and Paid from Prior Months                                    0.00
                               Class B1
                                                     Accrued and Paid for Current Month                               42,727.64
                                                     Accrued and Paid from Prior Months                                    0.00
                               Class B2
                                                     Accrued and Paid for Current Month                               13,002.99
                                                     Accrued and Paid from Prior Months                                    0.00

                               Class B3
                                                     Accrued and Paid for Current Month                                8,670.31
                                                     Accrued and Paid from Prior Months                                    0.00
                               Class B4
                                                     Accrued and Paid for Current Month                                6,813.45
                                                     Accrued and Paid from Prior Months                                    0.00
                               Class B5
                                                     Accrued and Paid for Current Month                                4,332.68
                                                     Accrued and Paid from Prior Months                                    0.00
                               Class B6
                                                     Accrued and Paid for Current Month                                4,337.40
                                                     Accrued and Paid from Prior Months                                    0.00
Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Group 1                                                            3,656.36
                                        Servicer Fee Group 2                                                           39,091.07
                                        Servicer Fee Paid                                                              42,747.44

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                             0.00
                                        Current Period Reimbursed Advances                                                  0.00
                                        Aggregate Unreimbursed Advances                                                     0.00

Sec. 4.01(i)    Trustee Advances
                                        Current Period Advances                                                             0.00
                                        Current Period Reimbursed Advances                                                  0.00
                                        Aggregate Unreimbursed Advances                                                     0.00


Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                                 438
                                        Balance of Outstanding Mortgage Loans                                     197,207,837.76

Sec. 4.01(l)                            Number and Balance of Delinquent Loans
                                                                           Group Totals
                                                                                   Principal
                                         Period                Number              Balance                 Percentage
                                        0-29 days                   0                  0.00                  0.00 %
                                        30-59 days                 11          5,174,021.00                  2.62 %
                                        60-89 days                  4          1,570,422.20                  0.80 %
                                        90-119 days                 0                  0.00                  0.00 %
                                        120+days                    0                  0.00                  0.00 %
                                         Total                     15          6,744,443.20                  3.42 %


Sec. 4.01(l)                            Number and Balance of REO Loans
                                        Group Totals
                                                              Principal
                                         Number               Balance                Percentage
                                            0                  0.00                     0.00 %


Sec. 4.01(l)                            Number and Balance of Loans in Bankruptcy
                                        Group Totals
                                                              Principal
                                         Number               Balance                Percentage
                                            2                701,361.07                  0.36 %

Sec. 4.01(m)                            Number and Balance of Loans in Foreclosure
                                        Group Totals
                                                              Principal
                                         Number               Balance                Percentage
                                            4               1,557,229.89                0.79 %


Sec. 4.01(o)                            Aggregate Principal Payment
                                                              Scheduled Principal                                     194,227.51
                                                              Payoffs                                               7,755,983.59
                                                              Prepayments                                              29,651.93
                                                              Liquidation Proceeds                                          0.00
                                                              Condemnation Proceeds                                         0.00
                                                              Insurance Proceeds                                            0.00
                                                              Realized Losses                                               0.00

                                                              Realized Losses Group 1                                       0.00
                                                              Realized Losses Group 2                                       0.00
                                                              Realized Gains                                                0.00

Sec. 4.01(p)                            Aggregate Amount of Mortgage Loans Repurchased                                      0.00

Sec. 4.01(q)                            Aggregate Amount of Shortfall Allocated for Current Period                          0.00
                                                              Class IA-1                                                    0.00
                                                              Class IIA-1                                                   0.00
                                                              Class IIA-2                                                   0.00
                                                              Class IIA-3                                                   0.00
                                                              Class B1                                                      0.00
                                                              Class B2                                                      0.00
                                                              Class B3                                                      0.00
                                                              Class B4                                                      0.00
                                                              Class B5                                                      0.00
                                                              Class B6                                                      0.00
                                                              Class A-X                                                     0.00
Sec. 4.01(s) Group I
                                        Senior Percentage I                                                            93.3140 %
                                        Senior Prepayment Percentage I                                                100.0000 %

                                        Subordinate Percentage I                                                        6.6860 %
                                        Subordinate Prepayment Percentage I                                             0.0000 %

Sec. 4.01(s) Group II
                                        Senior Percentage II                                                           92.0523 %
                                        Senior Prepayment Percentage II                                               100.0000 %

                                        Subordinate Percentage II                                                       7.9477 %
                                        Subordinate Prepayment Percentage II                                            0.0000 %

Aggregate
                                        Scheduled Principal                                                           194,227.51
                                        Unscheduled Principal                                                       7,785,635.52
                                        Beginning Balance                                                         205,187,700.78
                                        Ending Balance                                                            197,207,837.76
                                        Net Wac                                                                          6.51356
                                        Weighted Averge Maturity                                                          348.00

                                        Wac Group 1                                                                      5.80314
                                        Wac Group 2                                                                      6.87924

                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.